UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 31, 2005 (March 28, 2005)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

777 Main Street, Suite 800
Ft. Worth, Texas	76102
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Executive Change in Control Severance Benefit Plan

ITEMS 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On March 28, 2005, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Range Resources Corporation (the “Company”) approved (i) the Range Resources Corporation Executive Change in Control Severance Benefit Plan (the “Management Plan”) to provide severance benefits to officers and certain key employees (the “Management Group”) upon a change in control and (ii) the Range Resources Corporation Employee Change in Control Severance Benefit Plan (the “Employee Plan”), to provide to all employees who are not covered under the Management Plan (the “Employee Group”) certain severance benefits upon a change in control.

          Under the Management Plan eligible employees are entitled to severance benefits if their employment is terminated at any time upon or within 12 calendar months following a change in control other than (i) a voluntary termination by the employee other than for good reason (as defined in the plan), (ii) a termination by the Company for cause (as defined in the plan) and (iii) any termination of employment on account of disability or death. The severance benefit under the Management Plan consists of:

•	a lump sum payment equal to (i) the employee’s “Benefit Multiple” multiplied by (ii) the sum of (a) the employee’s annual base salary in effect immediately prior to the date of termination or, if greater, immediately prior to the change of control plus (b) the average of the bonuses paid or awarded to the employee for the three prior fiscal years; and

•	for a period of years equal to their Benefit Multiple, continued participation in any medical, dental, life and disability insurance and any other insurance arrangement for the continued benefit of the employee (and, if applicable, the employee’s spouse and minor children) in which such persons were participating immediately prior to the termination of employment or, if greater, immediately prior to the change of control.

          The Benefit Multiples for certain members of the Management Group are as follows: Mr. John Pinkerton – three; Mr. Jeffrey Ventura – three; Mr. Roger Manny – two and one-half; Mr. Rodney Waller – two; and Mr. Chad Stephens – two. The Benefit Multiple for other members of the Management Group is two for officers and one for other key employees eligible to participate in the Management Plan. Members of the Management Group who voluntarily resign from employment with us (other than for good reason), are terminated for cause or whose employment is terminated due to disability or death receive no severance benefits under the Management Plan.

          Under the Employee Group Plan, if an eligible employee’s employment is terminated at any time upon or within 12 calendar months following a change in control, other than (i) a voluntary termination by the employee, (ii) a termination by the Company for cause (as defined in the plan) and (iii) any termination of employment on account of disability or death, the employee will receive a lump sum payment equal to (a) six months of the employee’s annual base salary plus (b) one-half of the average of the past two annual bonuses paid or awarded to the employee for the past two fiscal years. Members of the Employee Group who voluntarily resign from employment with us, are terminated for cause or terminate their employment due to disability or death receive no severance benefits under the Employee Plan.

          In addition, under each of the Management Plan and the Employee Plan, upon a change in control all nonvested equity-based compensation awards automatically vest and, in the event of a termination of employment after a Change in Control (other than a voluntary resignation (other than for good reason in the case of the Management Group) or termination for cause), will remain exercisable for the lesser of the remaining term of the award or one year following the termination of employment.

          A “Change in Control” is defined in both plans as, generally, the acquisition of 35% or more of the voting power of the Company; the replacement of a majority of our current directors by other persons whose election was not approved by the current directors or their approved successors; the reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company; the approval by the stockholders of a complete liquidation or dissolution of the Company; and the public announcement or commencement of a tender or exchange offer pursuant to which an acquirer would acquire 50% or more of the outstanding voting securities of the Company, which tender or exchange offer is approved or unopposed by the Board of Directors of the Company (provided the transaction (or other transaction constituting a Change in Control) is consummated within one year of the announcement or commencement) .

          The Management Plan and the Employee Plan are effective through December 31, 2005, but thereafter may be continued for successive one year terms unless provided to the contrary by the Board of Directors of the Company by the November 30 preceding the applicable expiration date.

          The Management Plan and the Employee Plan are intended to replace and supercede the Amended and Restated Change in Control Plan dated September 15, 1998 filed as Exhibit 10.15 to our Form S-4, File No. 333-108516, as filed with the Securities and Exchange Commission on September 4, 2003. A copy of the Management Plan and the form of Participation Agreement are attached to this Report on Form 8-K as exhibit 10.1 and exhibit 10.2, respectively. Executive officers of the Company do not participate in the Employee Plan.

          The description of the Management Plan set forth herein is a summary of the material terms of this plan and is qualified by reference to the copy of this plan filed as an Exhibit hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits.

Exhibit
Number	Description
10.1*	Range Resources Corporation Executive Change in Control Severance Benefit Plan

10.2*	Form of Executive Change in Control Severance Agreement (attached as an exhibit to Exhibit 10.1)

*filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ Rodney L. Waller
Rodney L. Waller
Senior Vice President

Date: March 31, 2005

EXHIBIT INDEX

Exhibit
Number	Description
10.1*	Range Resources Corporation Executive Change in Control Severance Benefit Plan

10.2*	Form of Executive Change in Control Severance Agreement (attached as an exhibit to Exhibit 10.1)

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